                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

                                January 30, 2002
                Date of Report (Date of Earliest Event Reported)

                        Diversified Resources Group, Inc.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 0-30492

         Utah                                               84-0771180
(State of Incorporation)                            (I.R.S. Employer I.D. No.)

                            355 Interstate Boulevard
                               Sarasota, FL 34240
                    (Address of Principal Executive Offices)

                                  941/923-1949
              (Registrant's Telephone Number, Including Area Code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

            Audited financial statements of AeroGroup International Corporation as of December 31, 2001 and for the period from November 16, 2001 (date of incorporation) through December 31, 2001.

        (b) Pro forma financial information.

            Pro forma combined financial information.

        (c) Exhibits:

            * Previously filed as Exhibits to the Registrant's Current Report on
            Form 8-K filed January 30, 2002 and Incorporated by Reference

            2.1* Agreement and Plan of Exchange dated January 30, 2002, by and among Diversified Resources Group, Inc., Tampa Bay Financial, Inc.,
            AeroGroup International Corporation

            2.2* Promissory Note between Tampa Bay Financial, Inc. and Diversified
            Resources Group, Inc.

            2.3* Funding Agreement between Tampa Bay Financial, Inc. and
            Diversified Resources Group, Inc.

            99.1* Press Release

            99.2* Shareholder's Agreement

            99.3* Consent of Sole Director of AeroGroup

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Diversified
has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 26th day of March, 2002.

Diversified Resources Group, Inc.

By:/s/ Mark Daniels
    Mark Daniels,
    Chief Executive Officer

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                       EXAMINATION OF FINANCIAL STATEMENTS
                               FOR THE PERIOD FROM
             INCEPTION, NOVEMBER 16, 2001, THROUGH DECEMBER 31, 2001

                                TABLE OF CONTENTS
                                                                  Page

Independent Auditor's Report                                        1

Financial Statements:

  Balance Sheet                                                     2

  Statement of Operations                                           3

  Statement of Changes in Stockholder's Deficit                     4

  Statement of Cash Flows                                           5

Notes to Financial Statements                                       6-8

                             MICHAELSON & CO., P.A.
                                                    Certified Public Accountants and Consultants

Independent Auditor's Report

To the Board of Directors and Stockholder,
  Aero Group International Corporation
Palm Beach Gardens, Florida

We have audited the accompanying balance sheet of Aero Group International
Corporation (a Nevada corporation and a development stage company) as of
December 31, 2001 and the related statement of operations, changes in stockholder's deficit, and cash flows for the period from inception,
November 16, 2001, through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aero Group
International Corporation as of December 31, 2001 and the results of its operations and its cash flows for the period from inception, November 16,
2001, through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

January 11,2002

The Forum - Suite 710 o 1655 Palm Beach Lakes Boulevard o West Palm Beach, Florida 33401
o (561) 683-6800 o (800) 905-7206  Fax: (561) 471-1443   E-mail: info@michaelsoncpa,com
Internet: http://www.michaelsoncpa.com

    Member of the American Institute of Certified Public Accountants and the
                Florida Institute of Certified Public Accountants

                      AERO GROUP INTERNATIONAL CORPORATION

                          (A Development Stage Company)

                                  BALANCE SHEET

                                December 31, 2001

                       (See Independent Auditor's Report)

                                     ASSETS

CURRENT ASSETS:

Cash                                                          $   1,000

TOTAL ASSETS                                                  $   1,000
                                                              ==========

                      LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:

Accounts Payable                                              $  77,335

STOCKHOLDER'S DEFICIT:

Common stock; $.001 par value, 50,000,000 shares authorized          10
     10,000 shares issued and outstanding
     Additional Paid-in Capital                                     990
(Deficit) accumulated during the development stage              (77,335)
Total Stockholder's (Deficit)                                   (76,335)

TOTAL LIABILITIES AND STOCKHOLDER'S

DEFICIT                                                       $   1,000
                                                              ==========

 See Accompanying Summary of Accounting Policies and Notes to Financial Statements

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
   FOR THE PERIOD FROM INCEPTION, NOVEMBER 16, 2001 THROUGH DECEMBER 31, 2001
                       (See Independent Auditor's Report)

REVENUES:

Income                                                      $       -
                                                            ==========

GENERAL AND ADMINISTRATIVE EXPENSES:

Professional Fees -  Legal Services                            77,335

Total Expenses                                                 77,335

NET (LOSS)                                                  $ (77,335)
                                                            ==========
(Loss) per share data:
Basic and diluted                                           $   (7.73)
                                                            ==========

Weighted average shares outstanding - basic                    10,000
                                                            ==========

 See Accompanying Summary of Accounting Policies and Notes to Financial Statements

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
   FOR THE PERIOD FROM INCEPTION, NOVEMBER 16, 2001 THROUGH DECEMBER 31, 2001
                       (See Independent Auditor's Report)

                                                                         (DEFICIT)
                                                                        ACCUMULATED
                                                                         DURING THE
                                              COMMON STOCK    PAID IN   DEVELOPMENT
                                            SHARES   AMOUNT   CAPITAL      STAGE         TOTAL

BALANCE AT NOVEMBER 16, 2001                   -     $    -    $    -   $      -       $      -

Issuance of common stock in exchange      10,000         10       990          -          1,000
  for cash, December 11, 2001

Net (Loss)                                     -          -         -     (77,335)      (77,335)

BALANCE AT DECEMBER 31, 2001              10,000     $   10    $  990   $ (77,335)     $(76,335)
                                          ======     ======    ======   =========      =========

 See Accompanying Summary of Accounting Policies and Notes to Financial Statements

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
   FOR THE PERIOD FROM INCEPTION, NOVEMBER 16, 2001 THROUGH DECEMBER 31, 2001
                       (See Independent Auditor's Report)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net (Loss)                                                    $   (77,335)

Adjustments to reconcile net (loss) to net
   cash provided by operating activities:

     Increase in Accounts Payable                                  77,335

NET CASH PROVIDED BY OPERATING ACTIVITIES                               -

CASH FLOWS FROM FINANCING ACTIVITIES:

     Increase in additional paid-in capital                           990
     Increase in common stock                                          10

NET CASH PROVIDED BY FINANCING ACTIVITIES                           1,000

NET INCREASE IN CASH                                                1,000

CASH AT BEGINNING OF PERIOD                                             -

CASH AT END OF PERIOD                                         $     1,000
                                                              ============

See Accompanying Summary of Accounting Policies and Notes to Financial Statements

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
   FOR THE PERIOD FROM INCEPTION, NOVEMBER 16, 2001, THROUGH DECEMBER 31, 2001
                       (See Independent Auditor's Report)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization:

Aero Group International Corporation ("the Company") is a development stage enterprise incorporated under the laws of the State of Nevada in November, 2001.
The Company's offices are in Palm Beach Gardens, Florida, and it maintains hangar facilities in Melbourne, Florida.

Although Aero Group International Corporation does not presently conduct business operations, its plans include providing aircraft services to government and other entities as a subcontractor.

Method of Accounting:

The Company reports the results of its operations using the accrual method of accounting for both financial statement and income tax purposes. Under this method, income is recognized when earned and expenses are deducted when incurred. The accounting policies of the Company are in accordance with generally accepted accounting principles and conform to the standards applicable to development stage companies.

Income Taxes:

The Company has no taxable income to date; therefore, no provision for federal or state taxes has been made. However, the Company has a net operating loss carryforward of $77,335 which will expire on December 31, 2016.

Computation of Net Loss Per Share:

In February 1997, the Financial Accounting Standards Board issued SFAS No. 128,
Earnings Per Share. The Company has reflected the provisions of SFAS No. 128 in the accompanying financial statements for the period presented. SFAS 128 replaces the presentation of primary Earnings Per Share ("EPS") with a presentation of basic EPS, which excludes dilution and is computed by dividing income or loss available to common shareholders by the weighted average number of common shares outstanding for the period. The Statement also requires the dual presentation of basic and diluted EPS on the face of the statement of operations for all entities with complex capital structures. During the period presented, the Company did not have a complex capital structure.

                                       10

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
   FOR THE PERIOD FROM INCEPTION, NOVEMBER 16, 2001, THROUGH DECEMBER 31, 2001
                       (See Independent Auditor's Report)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

Cash and Cash Equivalents:

The Company considers all highly liquid investments with maturity of three months or less to be cash equivalents for the purpose of determining cash flows.

Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

2. CAPITAL STOCK TRANSACTIONS:

The Articles of Incorporation provide for the authorization of 50,000,000 shares of common stock at $0.001 par value.

On December 11, 2001, 10,000 shares of common stock were issued to the Company's president in exchange for cash.

3. RELATED PARTY TRANSACTIONS:

The Company signed aircraft lease agreements in December 2001 with five companies, all of which are related parties. One of the five lessors (Global
Aviation Services, Inc.) is owned by the president and sole shareholder of the
Company. The other four lessors are all companies represented by Aero Group
International Corporation's vice president and secretary. The lessors will provide aircraft, on a flight hour basis, to the Company and its pilots in fulfillment of the training and scientific research needs of the Company's customers, which currently consist of one prime contractor. The Company will provide hanger facilities, pilot personnel, liability insurance, fuel and other consumables. The terms of the lease agreements between the Company and its lessors will coincide with the Company's contracts with its customers, and will be indicated in individual addendum's that specify identifying numbers of the subject aircraft. In most cases, leases will be for one year, with four one-year options for a total of five years.

                                       11

                      AERO GROUP INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
   FOR THE PERIOD FROM INCEPTION, NOVEMBER 16, 2001, THROUGH DECEMBER 31, 2001
                       (See Independent Auditor's Report)

3. RELATED PARTY TRANSACTIONS (continued):

In December, the Company was assigned subcontract rights to a prime contract for aircraft services between the federal government and IN Technologies, Inc., a related party whose ownership includes the president and sole shareholder of
Aero Group.

In December 2001, the Company was assigned application rights to four patents pending filed earlier in 2001 by an inventor who is also the president and sole shareholder of Aero Group. The patents are for improvements in the use of various types of aircraft that will be used in the Company's operations.

                                       12

                        DIVERSIFIED RESOURCES GROUP, INC.

                     AND AEROGROUP INTERNATIONAL CORPORATION

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

The following unaudited Proforma condensed combined balance sheet aggregates the balance sheet of Diversified Resources Group, Inc. (a Utah corporation)
("PARENT") as of September 30, 2001 and the balance sheet of Aerogroup
International Corporation (a Utah corporation) ("SUBSIDIARY") as of September
30, 2001, accounting for the transaction as a recapitalization of SUBSIDIARY with the issuance of shares for the net assets of PARENT (a reverse acquisition)
and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was completed as of January 31, 2002.

The following unaudited Proforma condensed combined statement of operations combine the results of operations of PARENT for the nine months ended September
30, 2001 and the results of operations of SUBSIDIARY for the period ended
September 30, 2001 as if the transaction had occurred as of the beginning of the period.

The following unaudited Proforma condensed combined statement of operations combine the results of operations of PARENT for the three months ended September
30, 2001 and the results of operations of SUBSIDIARY for the period ended
September 30, 2001 as if the transaction had occurred as of the beginning of the year.

The Proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of
PARENT and SUBSIDIARY. These Proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                                       13

Diversified Resources Group, Inc. and AeroGroup International Corporation

COMBINED CONDENSED BALANCE SHEETS
September 30, 2001
(Unaudited)

                                                AeroGroup          Diversified
                                                International      Resources       Proforma            Proforma
                                                Corporation        Group, Inc.     Adjustments         Totals
ASSETS
CURRENT ASSETS - CASH                            $   1,000         $     5,255     $  1,500,000 (e)
$1,503,981
                                                                                        (10,000)(b)
                                                                                          7,726 (e)

Related Party Receivable                                 -             556,354         (556,354)(e)            -

Fixed Assets                                                             2,580           (2,580)(f)            -

TOTAL                                            $   1,000         $   564,189     $    941,372      $ 1,503,981

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

CURRENT LIABILITIES:

Accounts Payable and Accrued Expenses            $  77,335         $    58,695     $    (58,695)(f)  $    77,335

Accrued Brokerage Fees                                   -           1,250,000       (1,250,000)(g)            -

Current portion of long-term debt                                       55,315          (55,315)(f)

Net liabilities of discontinued operations                                              111,430 (f)
to be assumed by Tampa Bay Financial, Inc.               -                   -         (111,430)(e)            -

Total Current Liabilities                           77,335           1,364,010       (1,364,010)          77,335

See Notes To Unaudited Proforma Condensed Financial Statements.

                                       14

Diversified Resources Group, Inc. and AeroGroup International Corporation

COMBINED CONDENSED BALANCE SHEETS
September 30, 2001
(Unaudited) (Continued)

                                                AeroGroup          Diversified
                                                International      Resources       Proforma            Proforma
                                                Corporation        Group, Inc.     Adjustments         Totals
Totals

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)

Common Stock                                         10              94,437         252,500 (a)        384,437
                                                                                        (10)(c)
                                                                                     37,500 (g)

Additional Paid-In Capital                          990           6,697,883        (252,500)(a)      1,111,818
                                                                                  1,055,076 (e)
                                                                                    (10,000)(b)
                                                                                         10 (c)
                                                                                 (7,592,141)(d)
                                                                                  1,212,500 (g)
Accumulated Deficit Prior to
 the Development Stage                                -          (4,512,614)      4,512,614 (d)              -

Deficit Accumulated During                                                            7,726 (e)
 the Development Stage                          (77,335)         (3,079,527)      3,079,527 (d)        (69,609)

Total Stockholders' Equity Deficit              (76,335)           (799,821)      2,302,802          1,426,646

TOTAL                                         $   1,000         $   561,609     $   941,372         $1,503,981
                                              ==========        ============    ============        ===========

See Notes To Unaudited Proforma Condensed Financial Statements.

                                       15

Diversified Resources Group, Inc. and AeroGroup International Corporation

COMBINED CONDENSED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2001
(Unaudited)

                                                     AeroGroup                  Diversified
                                                     International              Resources                 Proforma             Proforma
                                                     Corporation                Group, Inc.               Adjustments                   Totals

REVENUES                                             $          -               $           -             $           -              $          -

COST OF REVENUES                                                -                           -                         -                         -

GROSS PROFIT                                                    -                           -                         -                         -

OPERATING EXPENSES
  General and Administrative                               77,335                     114,680                  (114,680)   (f)             77,335
    Total Operating Expense                                77,335                     114,680                  (114,680)                   77,335

LOSS FROM OPERATIONS                                      (77,335)                          -                         -                   (77,335)

OTHER INCOME (EXPENSE):
Interest Expense                                                -                     (12,109)                   12,109    (f)                  -
Interest Income                                                 -                      37,274                     7,726    (e)             37,274
Gain on sale of land                                            -                   1,557,763                (1,557,763)   (f)                  -

Net Income (Loss) Before Income Taxes                     (77,335)                     37,274                         -                   (32,335)

Income Tax                                                      -                     (16,000)                   16,000    (f)                  -

INCOME (LOSS) from
     Continuing Operations                                (77,335)                     31,274                    13,726    (e)            (32,335)

DISCONTINUED OPERATIONS:
 Income from discontinued                                                                  (-)                1,414,974    (f)
  Real Estate Operations                                        -                                                                       1,414,974
Estimated Loss on Disposal of
  Real Estate Operations                                        -                           -                         -                         -

GAIN FROM DISCONTINUED
   OPERATIONS                                                   -                           -                         -                         -

NET INCOME                                           $    (77,335)              $   1,452,248             $       7,726              $  1,382,639
                                                     ============               ==============            =============              ============
 INCOME (LOSS)
 PER COMMON SHARE:
Continuing operations                                $     (0.00)               $       (0.00)                        -              $       0.00
                                                     ============               ==============                                       ============
Discontinued Operations                              $     (0.00)               $       (0.08)                        -              $       0.02
                                                     ============               ==============                                       ============
Disposal of Operations                               $     (0.00)               $       (0.00)                        -              $       0.00
                                                     ============               ==============                                       ============

INCOME (LOSS)
 PER COMMON SHARE                                    $     (0.00)               $       (0.08)                        -              $       0.02
                                                     ============               ==============                                       ============

Weighted Average Number of
  Shares                                               50,500,000                  18,887,478                 7,500,000    (g)         76,887,478
                                                     ============               ==============                                       ============

Book value per share                                 $        .00               $       (0.04)                                       $       0.01
                                                     ============               ==============                                       ============
Dividends per share                                  $        .00               $         .00                                        $       0.00
                                                     ============               ==============                                       ============

See Notes To Unaudited Proforma Condensed Financial Statements.

                                       16

Diversified Resources Group, Inc. and AeroGroup International Corporation

COMBINED CONDENSED STATEMENT OF OPERATIONS
For the three months ended September 30, 2001
(Unaudited)

                                               AeroGroup              Diversified
                                               International          Resources        Proforma        Proforma
                                               Corporation            Group, Inc.     Adjustments       Totals

REVENUES                                        $          -            $      -      $        -      $        -

COST OF REVENUES                                           -                   -               -               -

GROSS PROFIT                                               -                   -               -               -

OPERATING EXPENSES
  General and Administrative                          77,335              40,131         (40,131)(f)      77,335
    Total Operating Expense                           77,335              40,131         (40,131)         77,335

LOSS FROM OPERATIONS                                 (77,335)            (40,131)              -         (77,335)

OTHER INCOME (EXPENSE):
Interest Expense                                           -                (309)            309 (f)           -
Interest Income                                            -              13,286           1,714 (e)      15,000

Net Income (Loss) Before Income Taxes                (77,335)            (27,154)         42,154         (62,335)

Income Tax                                                 -                   -               - (f)           -

INCOME (LOSS) from
     Continuing Operations                           (77,335)            (27,154)         42,154 (f)     (62,335)

DISCONTINUED OPERATIONS:
 Income from discontinued                                                     (-)         40,440 (f)     (40,440)
  Real Estate Operations                                   -                   -
Estimated Loss on Disposal of
  Real Estate Operations                                   -                   -               -               -

GAIN FROM DISCONTINUED
   OPERATIONS                                              -                   -               -
-

NET INCOME                                      $    (77,335)           $(27,154)     $    1,714      $ (102,775)
                                                =============           =========     ===========     ===========

 INCOME (LOSS)
 PER COMMON SHARE:
Continuing operations                            $     (0.00)           $  (0.00)              -      $     0.00
                                                 ============           =========                     ===========
Discontinued Operations                          $     (0.00)           $  (0.00)              -      $     0.00
                                                 ============           =========                     ===========
Disposal of Operations                           $     (0.00)           $  (0.00)              -      $     0.00
                                                 ============           =========                     ===========

INCOME (LOSS)
 PER COMMON SHARE                                $     (0.00)           $  (0.00)              -      $     0.00
                                                 ============           =========                     ===========

Weighted Average Number of
  Shares                                          50,500,000            18,887,478     7,500,000 (g)  76,887,478
                                                 ============           ==========                    ==========

See Notes To Unaudited Proforma Condensed Financial Statements.

                                       17

NOTE 1 - DIVERSIFIED RESOURCES GROUP, INC.

DIVERSIFIED RESOURCES GROUP, INC. ["PARENT"], a Utah corporation, was incorporated on July 31, 1984. The PARENT has been engaged in real estate development. Parent recently sold off its property and settled most of its liabilities.

NOTE 2 - AEROGROUP INTERNATIONAL CORPORATION

AEROGROUP INTERNATIONAL CORPORATION ["SUBSIDIARY"], a Nevada corporation, was incorporated on November 16, 2001. The Company was created to capitalize on the shortfalls in aviation support assets within the U.S. Military. The results of operations of subsidiary for the period ended December 31, 2001 have been treated as if they occurred from January 1, 2001 to September 30, 2001.

NOTE 3 - PROFORMA ADJUSTMENTS

On February 1, 2002, PARENT entered in an agreement and plan of reorganization wherein PARENT would acquire 100% of SUBSIDIARY through the issuance of
50,500,000 shares of restricted common stock in a transaction wherein SUBSIDIARY will become a wholly-owned subsidiary of PARENT. Final consummation of all aspects of the proposed acquisition is subject to various conditions being met which are not guaranteed.

Upon completion of the acquisition agreement between PARENT AND SUBSIDIARY, the surviving entity shall complete the termination of the remaining operations of the PARENT. The former operations includes all assets and liabilities of PARENT prior to completion of the acquisition. Tampa Bay Financial, Inc., a major investor and creditor of the Company, has guaranteed to pay any obligations of the Company that existed prior to January 31, 2001.

In connection with the proposed acquisition, PARENT will increase its authorized common shares to 750,000,000. At January 30, 2002, Parent had 26,387,478 shares outstanding. As of January 30, 2002, the PARENT had advanced $250,000 to the
SUBSIDIARY. After the acquisition, there were approximately 76,887,478 shares of common stock outstanding.

Proforma adjustments on the attached financial statements include the following:

[A] To record the acquisition of Subsidiary by Parent through the issuance of
50,500,000 shares of common stock. The ownership interests of the former owners of Subsidiary in the combined enterprise are greater than that of the ongoing shareholders of Parent and, accordingly, the management of Subsidiary will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of Subsidiary, wherein
Subsidiary purchased the assets of Parent and accounted for the transaction as a
"Reverse Purchase" for accounting purposes. To record issuance of 50,500,000 shares of common stock at $0.005 par value:

                  Common stock                       $  252,500
                  Additional paid in capital           (252,500)
                                                     $        -
                                                     ===========

                                       18

[B] The estimated costs incurred in completing the reorganization have been treated as stock issuance costs by Parent and, therefore, as a reduction of additional paid-in capital. These estimated costs ($10,000) consist primarily of legal and accounting fees.

                  Cash                                  $10,000
                  Additional paid in capital            (10,000)
                                                              -
                                                        ========

[C] To eliminate the common stock of the Subsidiary for consolidation.

                  Common stock                          $    10
                  Additional paid in capital                (10)
                                                        $     -
                                                        ========

[D] To eliminate the accumulated deficit of Parent at the date of acquisition to reflect the purchase by Subsidiary for accounting purposes.

                  Paid in capital                                       $(7,592,141)
                  Deficit accumulated prior to the development stage      4,512,614
                  Deficit accumulated during the development stage        3,079,527
                                                                        $         -
                                                                        ============

[E] To record interest income at 5% percent per annum on $1,500,000 as though the Non-interest bearing Promissory note receivable from Tampa Bay Financial used to effect the acquisition were outstanding for the entire nine month period, net of interest income from Tampa Bay Financial, Inc., including net tax effect, if any.

                  Cash                                                $ 1,500,000
                  Net liabilities from discontinued operations to be
                    assumed by Tampa Bay Financial, Inc.                  111,430
                  Related party receivable                               (556,354)
                  Additional paid in capital                           (1,055,076)
                                                                      $         -
                                                                      ============

                  Cash                                                $     7,726
                  Interest Income                                          (7,726)
                                                                      $         -
                                                                      ============

[F] To reclassify the assets, liabilities, and operations of PARENT as discontinued operations.

                  Net Liabilities of Discontinued Operations           $(111,430)
                   to be assumed by Tampa Bay Financial, Inc.

                  Fixed Assets                                            (2,580)
                  Accounts Payable and Accrued Expenses                   58,695
                  Current Position of long-term Debt                      55,315
                                                                       $       -
                                                                       ==========

                  Nine months ended September 30, 2001:
                  Income from Discontinued Real Estate Operations     $ 1,414,974
                  General and Administrative                              114,680
                  Interest Expense                                         12,109
                  Income Tax Expense                                       16,000
                  Gain on Sale of Land                                 (1,557,763)
                                                                      $         -
                                                                      ============

                                       19

                  Three months ended September 30, 2001:
                  Income from Discontinued Real Estate Operations     $   (40,440)
                  General and Administrative Expenses                      40,131
                  Interest Expense                                            309
                                                                      $         -
                                                                      ============

[G] To record settlement of liabilities:

                  Common Stock                                             37,500
                  Paid In Capital                                       1,212,500
                  Accrued Brokerage Fees                               (1,250,000)
                                                                      $         -
                                                                      ============

NOTE 4 - PROFORMA (LOSS) PER SHARE

The Proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented. The estimated average shares outstanding used in the computation for the nine months and three months ended September 30, 2001, and
December 31, 2001, are 50,500,000 for Aerogroup International Corporation,
26,387,478 for Diversified Resources Group, Inc. and 76,887,478 shares for the
Proforma combined. Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.

NOTE 5 - STOCKHOLDERS' EQUITY (DEFICIT)

The Company has an existing employee stock option plan and expects to offer stock options to management and employees of the combining entities in the future. Although, management has no plans at this time as to the number of options that might be issued, any such options would be exercisable at or above the fair market value of the stock at the time of issuance and would be accounted for in accordance with APB 25 and SFAS 123. The Company has reserved
23,112,522 shares for issuance to settle obligations to former officers, directors and employees.

The following schedule is a reconciliation of the Proforma total stockholders'
equity (deficit) of Aerogroup International Corporation after the merger:

                  Stockholders Equity (Deficit) of AeroGroup
                    International Corporation before the merger             $  (76,335)
                  Add: Net tangible assets (Diversified Resources Group)       450,179
                  Less: Estimated Costs of Acquisition                         (10,000)
                  Plus: Estimated Net Increase in Interest Income on Funding     7,726
                  Net Capital Contribution from Tampa Bay Financial          1,055,076

                  Total Stockholders' Equity after the transaction          $1,426,646